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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   _________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 July 21, 2000
                                Date of Report
                       (Date of Earliest Event Reported)

                        CAPITOL COMMUNITIES CORPORATION
            (Exact Name of Registrant as Specified in its Charter)
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
         Nevada                      0-23450                              88-0361144
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer Identification No.)
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           25550 Hawthorne Boulevard, Suite 207, Torrance, CA 90505
                   (Address of Principal Executive Offices)

                  Registrant's Telephone Number: 310-375-2266

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         (a) On July 21, 2000, Capitol Development of Arkansas, Inc. (the "Operating Subsidiary"), a wholly-owned subsidiary of Capitol Communities Corporation (the "Company"), filed for Chapter 11 with the United States Bankruptcy Court, Eastern District of Arkansas, case number 0043142M.

         The Operating Subsidiary remains debtor in possession of its assets and business operations, with Michael G. Todd, president and sole director of the Operating Subsidiary, named as the authorized agent to represent it.

         (b) The Company will file an amended Report, on Form 8-K, when a plan of reorganization is entered by the court.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) (b)  None

         (c)  EXHIBIT

         The following Exhibit is filed as part of this Report.

         10.41. Voluntary Petition for Chapter 11 filed with the United States Bankruptcy Court, Eastern District of Arkansas, dated July 21, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2000                         CAPITOL COMMUNITIES CORPORATION


                                             BY: /s/ Michael G. Todd
                                                 ----------------------
                                                 Michael G. Todd
                                                 President and Chairman of
                                                 the Board

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